UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 22, 2011

Steadfast Income REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-160748	27-0351641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18100 Von Karman Avenue, Suite 500

Irvine, California 92612

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 852-0700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Property Acquisitions

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Acquisition of Truman Farm

On December 22, 2011, Steadfast Income REIT, Inc. (“the Company”) acquired a fee simple interest in a 200-unit senior community located in Grandview, Missouri, commonly known as Truman Farm Villas (“Truman Farm”), through SIR Truman Farm, LLC (“SIR Truman Farm”), a wholly-owned subsidiary of the Company’s operating partnership, from Truman Farm Villas, L.P., a third-party seller.

SIR Truman Farm acquired Truman Farm for an aggregate purchase price of $9,100,000, exclusive of closing costs. SIR Truman Farm financed the payment of the purchase price for Truman Farm with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $5,915,000 (the “Truman Farm Loan”) from PNC Bank, National Association, a national banking association (“PNC”), pursuant to the requirements of the Fannie Mae DUS Supplemental Loan Program and evidenced by a promissory note dated December 22, 2011 (the “Truman Farm Note”). For additional information on the terms of the Truman Farm Loan, see Item 2.03 below.

Truman Farm is a 200-unit senior community constructed in 2008. Truman Farm consists of 160 one-bedroom units and 40 two-bedroom units, with units ranging in size from 752 to 950 square feet. Rents for units at Truman Farm range from $620 to $820 per month. Common area amenities at Truman Farm include an onsite leasing office, a clubhouse, a swimming pool and a fitness center. Unit amenities at Truman Farm include well equipped kitchens, walk-in closets, mini blinds, vaulted ceilings, washer and dryer connections, extra storage, and a private patio or balcony. Occupancy at Truman Farm was 95% as of December 16, 2011.

An acquisition fee of approximately $185,000 was earned by Steadfast Income Advisor, LLC, the Company’s advisor (the “Advisor”), in connection with the acquisition of Truman Farm, which acquisition fee is expected to be paid to the Advisor subject to the terms of the Advisory Agreement.

Management of Truman Farm

In connection with the acquisition of Truman Farm, SIR Truman Farm and Steadfast Management Company, Inc. (the “Steadfast Property Manager”), an affiliate of the Advisor, entered into a Property Management Agreement (the “Truman Farm Management Agreement”), pursuant to which Steadfast Property Manager will serve as the exclusive leasing agent and manager of Truman Farm. Pursuant to the Truman Farm Management Agreement, SIR Truman Farm will pay Steadfast Property Manager a monthly management fee in an amount equal to 3.5% of Truman Farm’s gross collections (as defined in the Truman Farm Management Agreement) for each month. The Truman Farm Management Agreement has an initial term that expires on December 31, 2012 and will continue thereafter on a month-to-month basis unless either party gives sixty (60) days prior notice of its desire to terminate the Truman Farm Management Agreement. SIR Truman Farm may terminate the Truman Farm Management Agreement at any time upon thirty (30) days prior written notice to Steadfast Property Manager in the event of the gross negligence, willful misconduct or bad acts of Steadfast Property Manager or any of Steadfast Property Manager’s employees. Either party may terminate the Truman Farm Management Agreement due to a material breach of the other party’s obligations under the agreement that remains uncured for thirty (30) days after notification of such breach.

The material terms of the Truman Farm Management Agreement described herein are qualified in their entirety by the Truman Farm Management Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Acquisition of Prairie Walk Apartments

On December 22, 2011, the Company acquired a fee simple interest in a 128-unit residential property located in Kansas City, Missouri, commonly known as the Prairie Walk Apartments (the “Prairie Walk Property”), through SIR Prairie Walk, LLC (“SIR Prairie Walk”), a wholly owned subsidiary of the Company’s operating partnership, from Prairie Walk, LLC, a third-party seller, for an aggregate purchase price of $6,100,000, exclusive of closing costs.

SIR Prairie Walk financed the payment of the purchase price for the Prairie Walk Property with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $3,965,000 (the “Prairie Walk Loan”) from PNC, pursuant to the requirements of the Fannie Mae DUS Supplemental Loan Program and evidenced by a promissory note dated December 22, 2011 (the “Prairie Walk Note”). For additional information on the terms of the Prairie Walk Loan, see Item 2.03 below.

The Prairie Walk Property is a 128-unit residential community constructed in 1983. The Prairie Walk Property consists of 64 one-bedroom units and 64 two-bedroom units in two-story townhomes and three-story garden style buildings, with units averaging 742 square feet. Average monthly rents are approximately $550 for one-bedroom units and $675 for two-bedroom units. Common area amenities at the Prairie Walk Property include a clubhouse, a swimming pool and children’s play area. Unit amenities at the Prairie Walk Property include an all electric kitchen, walk-in closets, washer and dryer connection and a patio or balcony. Occupancy at the Prairie Walk Property was 94% as of December 19, 2011.

An acquisition fee of approximately $125,000 was earned by the Advisor in connection with the acquisition of the Prairie Walk Property, which acquisition fee is expected to be paid to the Advisor subject to the terms of the Advisory Agreement.

Management of the Prairie Walk Apartments

In connection with the acquisition of the Prairie Walk Property, SIR Prairie Walk and Steadfast Property Manager entered into a Property Management Agreement (the “Prairie Walk Management Agreement”), pursuant to which Steadfast Property Manager will serve as the exclusive leasing agent and manager of the Prairie Walk Property. Pursuant to the Prairie Walk Management Agreement, SIR Prairie Walk will pay Steadfast Property Manager a monthly management fee in an amount equal to 3.5% of the Prairie Walk Property’s gross collections (as defined in the Prairie Walk Management Agreement) for each month. The Prairie Walk Management Agreement has an initial term that expires on December 31, 2012 and will continue thereafter on a month-to-month basis unless either party gives sixty (60) days prior notice of its desire to terminate the Prairie Walk Management Agreement. SIR Prairie Walk may terminate the Prairie Walk Management Agreement at any time upon thirty (30) days prior written notice to Steadfast Property Manager in the event of the gross negligence, willful misconduct or bad acts of Steadfast Property Manager or any of Steadfast Property Manager’s employees. Either party may terminate the Prairie Walk Management Agreement due to a material breach of the other party’s obligations under the agreement that remains uncured for thirty (30) days after notification of such breach.

The material terms of the Prairie Walk Management Agreement described herein are qualified in their entirety by the Prairie Walk Management Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Truman Farm Loan

In connection with the acquisition of Truman Farm, SIR Truman Farm borrowed $5,915,000 from PNC pursuant to the Truman Farm Note and the Multifamily Loan and Security Agreement (Non-Recourse) by and between SIR Truman Farm and PNC (the “Truman Farm Loan Agreement”). The Truman Farm Loan has an 84 month term with a maturity date of January 1, 2019 (the “Truman Loan Maturity Date”). SIR Truman Farm paid a loan origination fee of $59,150 to PNC in connection with the Truman Farm Loan.

Interest on the outstanding principal balance of the Truman Farm Loan will accrue at a rate of 3.78% per annum (the “Truman Loan Interest Rate”), and a monthly payment of interest only in the amount of approximately $19,253.33 (based on a 31-day month) will be due and payable on the first day of each month, commencing February 1, 2012, for twelve months, after which, a monthly payment of principal and interest in the amount of approximately $27,494.08 will be due and payable on the first day of each month, commencing February 1, 2013, until the Truman Loan Maturity Date. The entire outstanding principal balance of the Truman Farm Loan, plus any accrued and unpaid interest thereon, is due and payable in full on the Truman Loan Maturity Date. So long as any monthly payment or any other amount due under the Truman Farm Loan remains past due for thirty (30) days or more, interest will accrue on the unpaid principal balance of the Truman Farm Loan at a rate equal to the lesser of (1) the Truman Loan Interest Rate plus 4.0% or (2) the maximum interest rate which may be collected by PNC under applicable law. So long as any payment due under the Truman Farm Loan is not received by PNC within ten days after such payment is due, SIR Truman Farm will pay to PNC, immediately and without demand by PNC, a late charge equal to 5.0% of the amount of the payment due. SIR Truman Farm may voluntarily prepay all, but not less than all, of the unpaid principal balance of the Truman Farm Loan and all accrued interest thereon and other sums due to PNC under the Truman Farm Loan on the last day of any calendar month during the term of the Truman Farm Loan, provided that SIR Truman Farm must provide PNC with at least thirty (30) days and not more than sixty (60) days prior written notice of such prepayment. SIR Truman Farm must also pay a prepayment fee to PNC, calculated in accordance with the terms of the Truman Farm Loan Agreement, in connection with any voluntary prepayment of the Truman Farm Loan.

The performance of the obligations of SIR Truman Farm under the Truman Farm Loan are secured by a Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by SIR Truman Farm for the benefit of PNC with respect to Truman Farm (the “Truman Farm Mortgage”).

Pursuant to the Truman Farm Loan Agreement, SIR Truman Farm will have no personal liability under the Truman Farm Note, the Truman Farm Loan Agreement or any other loan document for the repayment of the principal and interest and any other amounts due under the Truman Farm Note, the Truman Farm Loan Agreement or any other loan document (the “Indebtedness”) or for the performance of any other obligations under the Truman Farm Note, the Truman Farm Loan Agreement or any other loan document; provided, however, that SIR Truman Farm will be personally liable to PNC for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by PNC as a result of, among other events, (1) failure of SIR Truman Farm to pay to PNC upon demand after an event of default all rents and security deposits to which PNC is entitled under the Truman Farm Note, the Truman Farm Loan Agreement, the Truman Farm Mortgage and the other loan documents (collectively, the “Truman Farm Loan Documents”), (2) failure of SIR Truman Farm to maintain all required insurance policies required by the Truman Farm Loan Documents, (3) failure of SIR Truman Farm to apply all insurance proceeds and condemnation proceeds as required by the Truman Farm Loan Documents, or (4) waste or abandonment of Truman Farm. In addition, SIR Truman Farm will be personally liable to PNC for the repayment of all Indebtedness, and the Truman Farm Loan will be fully recourse to SIR Truman Farm, upon the occurrence of, among other events, (1) fraud or written material misrepresentation by SIR Truman Farm, the Company or any officer, director, partner, member or employee of SIR Truman Farm or the Company in connection with the Indebtedness or any request for any action or consent by PNC, (2) SIR Truman Farm’s acquisition of any real property other than Truman Farm or operation of any business other than the management of Truman Farm, (3) certain prohibited transfers of ownership interests in SIR Truman Farm or Truman Farm, and (4) certain bankruptcy and insolvency events with respect to SIR Truman Farm.

In connection with the Truman Farm Note, the Company absolutely, unconditionally and irrevocably guaranteed to PNC the full and prompt payment when due of all amounts for which SIR Truman Farm is personally liable under the Truman Farm Note, as described above, and the Truman Farm Environmental Indemnity described immediately below.

On the closing date of the acquisition of Truman Farm, SIR Truman Farm entered into an Environmental Indemnity Agreement (the “Truman Farm Environmental Indemnity”), pursuant to which SIR Truman Farm agreed to indemnify, defend and hold harmless PNC and its affiliates or any other person identified by PNC that is involved in the origination or servicing of the Truman Farm Loan, from and against any losses, damages, claims or other liabilities that PNC or such other parties may suffer or incur as a result of, among other things, (1) the actual or alleged presence of certain hazardous substances in, on or under Truman Farm or any property that is adjacent to Truman Farm and that may have derived from Truman Farm, (2) any actual or alleged non-compliance with or violation of any environmental laws applicable to Truman Farm, (3) any breach of any representation or warranty or covenant made in the Truman Farm Environmental Indemnity by SIR Truman Farm and (4) any failure by SIR Truman Farm to perform any of its obligations under the Truman Farm Environmental Indemnity.

The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.3, 10.4, 10.5, 10.6 and 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Prairie Walk Loan

In connection with the acquisition of the Prairie Walk Property, SIR Prairie Walk borrowed $3,965,000 from PNC pursuant to the Prairie Walk Note and the Multifamily Loan and Security Agreement (Non-Recourse) by and between SIR Prairie Walk and PNC (the “Prairie Walk Loan Agreement”). The Prairie Walk Loan has an 84 month term with a maturity date of January 1, 2019 (the “Prairie Walk Loan Maturity Date”). SIR Prairie Walk paid a loan origination fee of $39,650 to PNC in connection with the Prairie Walk Loan.

Interest on the outstanding principal balance of the Prairie Walk Loan will accrue at a rate of 3.74% per annum (the “Prairie Walk Loan Interest Rate”), and a monthly payment of interest only in the amount of approximately $12,769.50 (based on a 31-day month) will be due and payable on the first day of each month, commencing February 1, 2012, for twelve months, after which, a monthly payment of principal and interest in the amount of approximately $18,340.04 will be due and payable on the first day of each month, commencing February 1, 2013, until the Prairie Walk Loan Maturity Date. The entire outstanding principal balance of the Prairie Walk Loan, plus any accrued and unpaid interest thereon, is due and payable in full on the Prairie Walk Loan Maturity Date. So long as any monthly payment or any other amount due under the Prairie Walk Loan remains past due for thirty (30) days or more, interest will accrue on the unpaid principal balance of the Prairie Walk Loan at a rate equal to the lesser of (1) the Prairie Walk Loan Interest Rate plus 4.0% or (2) the maximum interest rate which may be collected by PNC under applicable law. So long as any payment due under the Prairie Walk Loan is not received by PNC within ten days after such payment is due, SIR Prairie Walk will pay to PNC, immediately and without demand by PNC, a late charge equal to 5.0% of the amount of the payment due. SIR Prairie Walk may voluntarily prepay all, but not less than all, of the unpaid principal balance of the Prairie Walk Loan and all accrued interest thereon and other sums due to PNC under the Prairie Walk Loan on the last day of any calendar month during the term of the Prairie Walk Loan, provided that SIR Prairie Walk must provide PNC with at least thirty (30) days and not more than sixty (60) days prior written notice of such prepayment. SIR Prairie Walk must also pay a prepayment fee to PNC, calculated in accordance with the terms of the Prairie Walk Loan Agreement, in connection with any voluntary prepayment of the Prairie Walk Loan.

The performance of the obligations of SIR Prairie Walk under the Prairie Walk Loan are secured by a Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by SIR Prairie Walk for the benefit of PNC with respect to the Prairie Walk Property (the “Prairie Walk Mortgage”).

Pursuant to the Prairie Walk Loan Agreement, SIR Prairie Walk will have no personal liability under the Prairie Walk Note, the Prairie Walk Loan Agreement or any other loan document for the repayment of the principal and interest and any other amounts due under the Prairie Walk Note, the Prairie Walk Loan Agreement or any other loan document (the “Prairie Walk Indebtedness”) or for the performance of any other obligations under the Prairie Walk Note, the Prairie Walk Loan Agreement or any other loan document; provided, however, that SIR Prairie Walk will be personally liable to PNC for the repayment of a portion of the Prairie Walk Indebtedness equal to any loss or damage suffered by PNC as a result of, among other events, (1) failure of SIR Prairie Walk to pay to PNC upon demand after an event of default all rents and security deposits to which PNC is entitled under the Prairie Walk Note, the Prairie Walk Loan Agreement, the Prairie Walk Mortgage and the other loan documents (collectively, the “Prairie Walk Loan Documents”), (2) failure of SIR Prairie Walk to maintain all required insurance policies required by the Prairie Walk Loan Documents, (3) failure of SIR Prairie Walk to apply all insurance proceeds and condemnation proceeds as required by the Prairie Walk Loan Documents, or (4) waste or abandonment of the Prairie Walk Property. In addition, SIR Prairie Walk will be personally liable to PNC for the repayment of all Prairie Walk Indebtedness, and the Prairie Walk Loan will be fully recourse to SIR Prairie Walk, upon the occurrence of, among other events, (1) fraud or written material misrepresentation by SIR Prairie Walk, the Company or any officer, director, partner, member or employee of SIR Prairie Walk or the Company in connection with the Prairie Walk Indebtedness or any request for any action or consent by PNC, (2) SIR Prairie Walk’s acquisition of any real property other than the Prairie Walk Property or operation of any business other than the management of the Prairie Walk Property, (3) certain prohibited transfers of ownership interests in SIR Prairie Walk or the Prairie Walk Property, and (4) certain bankruptcy and insolvency events with respect to SIR Prairie Walk.

In connection with the Prairie Walk Note, the Company absolutely, unconditionally and irrevocably guaranteed to PNC the full and prompt payment when due of all amounts for which SIR Prairie Walk is personally liable under the Prairie Walk Note, as described above, and the Prairie Walk Environmental Indemnity described immediately below.

On the closing date of the acquisition of the Prairie Walk Property, SIR Prairie Walk entered into an Environmental Indemnity Agreement (the “Prairie Walk Environmental Indemnity”), pursuant to which SIR Prairie Walk agreed to indemnify, defend and hold harmless PNC and its affiliates or any other person identified by PNC that is involved in the origination or servicing of the Prairie Walk Loan, from and against any losses, damages, claims or other liabilities that PNC or such other parties may suffer or incur as a result of, among other things, (1) the actual or alleged presence of certain hazardous substances in, on or under the Prairie Walk Property or any property that is adjacent to the Prairie Walk Property and that may have derived from the Prairie Walk Property, (2) any actual or alleged non-compliance with or violation of any environmental laws applicable to the Prairie Walk Property, (3) any breach of any representation or warranty or covenant made in the Prairie Walk Environmental Indemnity by SIR Prairie Walk and (4) any failure by SIR Prairie Walk to perform any of its obligations under the Prairie Walk Environmental Indemnity.

The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.8, 10.9, 10.10, 10.11 and 10.12 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Because it is impracticable to provide the required financial statements for the acquisitions of the real properties described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

See Paragraph (a) above.

(d) Exhibits.

Exhibit	Description

10.1	Property Management Agreement, dated as of December 22, 2011, by and between SIR Truman Farm, LLC and Steadfast Management Company, Inc.

10.2	Property Management Agreement, dated as of December 22, 2011, by and between SIR Prairie Walk, LLC and Steadfast Management Company, Inc.

10.3	Multifamily Note, dated December 22, 2011, by SIR Truman Farm, LLC in favor of PNC Bank, National Association

10.4	Multifamily Loan and Security Agreement (Non-Recourse), dated as of December 22, 2011, by and between SIR Truman Farm, LLC and PNC Bank, National Association

10.5	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 22, 2011, by and among SIR Truman Farm, LLC and PNC Bank, National Association

10.6	Guaranty of Non-Recourse Obligations, dated as of December 22, 2011, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

10.7	Environmental Indemnity Agreement, dated December 22, 2011, by SIR Truman Farm, LLC and PNC Bank, National Association

10.8	Multifamily Note, dated December 22, 2011, by SIR Prairie Walk, LLC in favor of PNC Bank, National Association

10.9	Multifamily Loan and Security Agreement (Non-Recourse), dated as of December 22, 2011, by and between SIR Prairie Walk, LLC and PNC Bank, National Association

10.10	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 22, 2011, by and among SIR Prairie Walk, LLC and PNC Bank, National Association

10.11	Guaranty of Non-Recourse Obligations, dated as of December 22, 2011, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

10.12	Environmental Indemnity Agreement, dated December 22, 2011, by SIR Prairie Walk, LLC and PNC Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date: December 29, 2011	By:	/s/ RODNEY F. EMERY
Rodney F. Emery
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit	Description

10.1	Property Management Agreement, dated as of December 22, 2011, by and between SIR Truman Farm, LLC and Steadfast Management Company, Inc.

10.2	Property Management Agreement, dated as of December 22, 2011, by and between SIR Prairie Walk, LLC and Steadfast Management Company, Inc.

10.3	Multifamily Note, dated December 22, 2011, by SIR Truman Farm, LLC in favor of PNC Bank, National Association

10.4	Multifamily Loan and Security Agreement (Non-Recourse), dated as of December 22, 2011, by and between SIR Truman Farm, LLC and PNC Bank, National Association

10.5	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 22, 2011, by and among SIR Truman Farm, LLC and PNC Bank, National Association

10.6	Guaranty of Non-Recourse Obligations, dated as of December 22, 2011, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

10.7	Environmental Indemnity Agreement, dated December 22, 2011, by SIR Truman Farm, LLC and PNC Bank, National Association

10.8	Multifamily Note, dated December 22, 2011, by SIR Prairie Walk, LLC in favor of PNC Bank, National Association

10.9	Multifamily Loan and Security Agreement (Non-Recourse), dated as of December 22, 2011, by and between SIR Prairie Walk, LLC and PNC Bank, National Association

10.10	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 22, 2011, by and among SIR Prairie Walk, LLC and PNC Bank, National Association

10.11	Guaranty of Non-Recourse Obligations, dated as of December 22, 2011, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

10.12	Environmental Indemnity Agreement, dated December 22, 2011, by SIR Prairie Walk, LLC and PNC Bank, National Association